EXHIBIT 99.6

FFML05FFA_ - Price/Yield - A

Balance	$544,666,000.00	Delay	0
Coupon	3.602	Dated	7/21/2005
Settle	7/21/2005	First Payment	8/25/2005

DM	50 PPA	75 PPA	100 PPA	125 PPA	175 PPA
	Price	Price	Price	Price	Price
10	100.2225	100.1441	100.0886	100.0695	100.0470
11	100.1946	100.1261	100.0775	100.0608	100.0411
12	100.1668	100.1081	100.0665	100.0521	100.0352
13	100.1389	100.0900	100.0554	100.0434	100.0293
14	100.1111	100.0720	100.0443	100.0347	100.0235
15	100.0833	100.0540	100.0332	100.0261	100.0176
16	100.0555	100.0360	100.0221	100.0174	100.0117
17	100.0278	100.0180	100.0111	100.0087	100.0059
18	100.0000	100.0000	100.0000	100.0000	100.0000
19	99.9723	99.9820	99.9889	99.9913	99.9941
20	99.9445	99.9640	99.9779	99.9826	99.9883
21	99.9168	99.9461	99.9668	99.9740	99.9824
22	99.8891	99.9281	99.9557	99.9653	99.9765
23	99.8615	99.9101	99.9447	99.9566	99.9707
24	99.8338	99.8922	99.9336	99.9479	99.9648
25	99.8062	99.8742	99.9226	99.9392	99.9589
26	99.7785	99.8563	99.9115	99.9306	99.9531

WAL	3.04	1.90	1.12	0.88	0.59
Mod Durn	2.73	1.77	1.09	0.86	0.58
Principal Window	Aug05 - Oct16	Aug05 - Dec12	Aug05 - Apr08	Aug05 - Aug07	Aug05 - Nov06

LIBOR_1MO	3.422	3.422	3.422	3.422	3.422
Prepay	50 PricingSpeed	75 PricingSpeed	100 PricingSpeed	125 PricingSpeed	175 PricingSpeed
Optional Redemption	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

FFML05FFA_ - Price/Yield - A

Balance	$544,666,000.00	Delay	0
Coupon	3.602	Dated	7/21/2005
Settle	7/21/2005	First Payment	8/25/2005

DM	50 PPA	75 PPA	100 PPA	125 PPA	175 PPA
	Price	Price	Price	Price	Price
10	100.2511	100.1709	100.0886	100.0695	100.0470
11	100.2221	100.1518	100.0775	100.0608	100.0411
12	100.1931	100.1327	100.0665	100.0521	100.0352
13	100.1641	100.1136	100.0554	100.0434	100.0293
14	100.1352	100.0946	100.0443	100.0347	100.0235
15	100.1063	100.0755	100.0332	100.0261	100.0176
16	100.0774	100.0564	100.0221	100.0174	100.0117
17	100.0485	100.0374	100.0111	100.0087	100.0059
18	100.0196	100.0184	100.0000	100.0000	100.0000
19	99.9907	99.9993	99.9889	99.9913	99.9941
20	99.9619	99.9803	99.9779	99.9826	99.9883
21	99.9331	99.9613	99.9668	99.9740	99.9824
22	99.9043	99.9423	99.9557	99.9653	99.9765
23	99.8755	99.9233	99.9447	99.9566	99.9707
24	99.8468	99.9044	99.9336	99.9479	99.9648
25	99.8180	99.8854	99.9226	99.9392	99.9589
26	99.7893	99.8664	99.9115	99.9306	99.9531

WAL	3.22	2.04	1.12	0.88	0.59
Mod Durn	2.84	1.87	1.09	0.86	0.58
Principal Window	Aug05 - Nov24	Aug05 - May21	Aug05 - Apr08	Aug05 - Aug07	Aug05 - Nov06

LIBOR_1MO	3.422	3.422	3.422	3.422	3.422
Prepay	50 PricingSpeed	75 PricingSpeed	100 PricingSpeed	125 PricingSpeed	175 PricingSpeed
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.